UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 13, 2008

REITPLUS, INC.
(Exact Name of Registrant as Specified in Charter)

 Maryland
[ ]
[ ]

 (State or Other Jurisdiction
(Commission
(IRS Employer

 of Incorporation)
File Number)
Identification No.)

 8 Greenway Plaza, Suite 1000  Houston, Texas
77046

 (Address of Principal Executive Offices)
(Zip Code)

 Registrant's telephone number, including area code
(713) 850-1400

____________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [ ]
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 [ ]
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 [ ]
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ]
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 ITEM 5.02.
Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 13, 2008, David Thailing informed REITPlus, Inc. (the “Company”) that he is resigning as the Managing Vice President of Securities, effective March 20,
2008.   Mr. Thailing did not cite any disagreement on any matter relating to the Company’s operations, policies or practices.  Chad C. Braun, our Executive Vice President,
Chief Financial Officer and the President of AmREIT Securities Company will assume Mr. Thailing’s operational responsibilities while his replacement is identified.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REITPLUS, INC.

By: /s/ Chad C. Braun___________________________
Chad C. Braun,
Executive Vice President

Date: March 18, 2008